# Investor Presentation

August 2014

Michael Ansley

*President, CEO & Board Chairman*

David G. Burke

*Chief Financial Officer & Treasurer*



# Safe Harbor Statement

The information made available in this presentation contains forward-looking statements which reflect the Company's current view of future events, results of operations, cash flows, performance, business prospects and opportunities. Wherever used, the words "anticipate," "believe," "expect," "intend," "plan," "project," "will continue," "will likely result," "may," and similar expressions identify forward-looking statements as such term is defined in the Securities Exchange Act of 1934. Any such forward-looking statements are subject to risks and uncertainties and the Company's actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities could differ materially from historical results or current expectations. Some of these risks include, without limitation, the impact of economic and industry conditions, competition, food and drug safety issues, store expansion and remodeling, labor relations issues, costs of providing employee benefits, regulatory matters, legal and administrative proceedings, information technology, security, severe weather, natural disasters, accounting matters, other risk factors relating to our business or industry and other risks detailed from time to time in the Securities and Exchange Commission filings of DRH. Forward-looking statements contained herein speak only as of the date made and, thus, DRH undertakes no obligation to update or publicly announce the revision of any of the forward-looking statements contained herein to reflect new information, future events, developments or changed circumstances or for any other reason.

# Premier Restaurant Concepts

The creator, developer and operator of the unique, full-service, ultra-casual restaurant and bar Bagger Dave's Burger Tavern and one of the largest franchisees for Buffalo Wild Wings.

**Founded: 2006** **NASDAQ: BAGR**

| | | | |
|---|---|---|---|
| Total Restaurants* | 60 | Additional Planned Openings in 2014 | 8 |
| Market Capitalization (millions) | $113.7 | 2013 Revenue (millions) | $108.9 |
| Recent Price | $4.35 | Avg. Vol. (3 months, thousands) | 58.5 |
| 52 wk. Price Range | $3.92 - $8.45 | Shares Outstanding (millions) | 26.1 |
| Insider Ownership | 59% | Institutional Ownership | 29% |

*Market Data as of August 8, 2014 [Source: Bloomberg LP]; Ownership as of most recent filing; Year End is Last Sunday in December*

# Overview



*BWW-Detroit*



*BWW-Novi*

- **Michael Ansley (Founder, Chairman, President and CEO) became a BWW franchisee in 1996**
- **Currently one of the largest BWW franchisees in U.S. and Canada**
- **Won numerous awards for restaurant performance within the BWW system**
  - Highest Annual Restaurant Sales, 2004 – 2006
  - Franchisee of the Year by the International Franchise Association, Sept 2001
  - One of the first franchisees in the BWW system to offer full-service dining

# Diversified Concepts

**Complementary Concepts that Generate Operational Synergies**



*Bagger Dave's – Brighton, MI*



*Bagger Dave's – Carmel, IN*

- **Leverage experienced Managing Partners of BWW**
  - Provides a new career path for restaurant-level managers through Bagger Dave's
  - Reduces turnover in restaurant-level management
- **Standardized systems and processes to facilitate restaurant-level management**
  - Reduces time to train new restaurant-level management
  - Facilitates training of personnel and improves level of customer service
- **Shared infrastructure**
  - Locations featuring both Bagger Dave's and Buffalo Wild Wings concepts can share real estate and other fixed costs
  - Leverage existing infrastructure to help launch Bagger Dave's concept

NASDAQ: BAGR

# Timeline & Location Count


1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014E
2017F
Company's 1st BWW Franchise
1st BWW Area Dev Agreement
DRH Incorporated
$800k Private Placement
1st Bagger Dave's Opened
$735k Self-UW IPO
$800k PP Warrants Exercised
Acquired 9 Affiliated BWW
New $15 M RBS Credit Facility
Acquired 8 BWW in IN & IL
$34.5M Follow-on Equity Offering
$15M Dev Line of Credit
Acquired 3 BWW in Florida
$20M Dev Line of Credit
1
1
2
3
4
5
7
9
11
17
15
2
18
16
2
21
19
3
28
22
6
44
33
11
54
36
18
68
42
26
98-102
51
47-51
BWW
Bagger Dave's

NASDAQ: BAGR

# Current & Planned Locations

| | Bagger Dave's | BWW | DRH |
|---|---|---|---|
| CURRENT | 20 | 40 | 60 |
| 2014E PLAN | 6 | 2 | 8 |
| 2014E TOTAL | 26 | 42 | 68 |



Michigan
Indiana
Illinois



Florida
Current Bagger Dave's
Planned Bagger Dave's
Current BWW
Planned BWW

NASDAQ: BAGR

# Mission and Vision

**MISSION** — To ***"delight guests"*** by providing experiences that create loyalty

**VISION** — To be the preferred, ***"ultra-casual"*** dining destination in our market

NASDAQ: BAGR

# Market Segmentation

| Fast-Casual | Ultra-Casual | Casual Dining |
|---|---|---|
| Attractive Price Point<br>Focused Menu | Bridging the gap as the newly defined "Ultra-Casual" concepts | Full Service<br>Bar Experience |
| CHIPOTLE MEXICAN GRILL<br>FIVE GUYS FAMOUS BURGERS and FRIES<br>Panera BREAD<br>smashburger<br>noodles & company<br>PANDA EXPRESS GOURMET CHINESE FOOD | BAGGER DAVE'S BURGER TAVERN:<br>• Fresh food<br>• No walk-in freezers<br>• 4,000-4,800 sq-ft. footprint<br>• Fully customizable meal<br><br>Buffalo Wild Wings:<br>• Sports atmosphere<br>• 40-100 televisions | RED ROBIN AMERICA'S GOURMET BURGERS & SPIRITS<br>T.G.I. FRIDAY'S<br>Chuy's MEXICAN FOOD<br>chili's<br>Applebee's<br>Famous Dave's |

BAGGER DAVE'S BURGER TAVERN

NASDAQ: BAGR

# Sales and Day Part Mix

**Diverse day part mix and strong alcohol sales mix further differentiate the ultra-casual from the fast-casual segment**

## Bagger Dave's

Q2 2014 YTD Day Part Mix



Late Night 4.3%
Lunch 28.6%
Dinner 42.7%
Happy Hour 24.4%

Q2 2014 YTD Sales Mix



Alcohol 14.1%
Food & Beverage 85.9%

## Buffalo Wild Wings

Q2 2014 YTD Day Part Mix



Late Night 14.3%
Lunch 18.5%
Dinner 44.7%
Happy Hour 22.5%

Q2 2014 YTD Sales Mix



Alcohol 19.3%
Food & Beverage 80.7%

NASDAQ: BAGR

# What is Bagger Dave's?

- **Full-service restaurant and bar**
  - Fresh, quality food and in-house recipes – no walk-in freezer
  - Family-friendly, casual, comfortable atmosphere
  - Historical photos celebrate local area
  - Electric train runs above the perimeter of dining room
- **Menu focused on hot sandwiches, hot sides and locally crafted beer**
  - Guest in complete control to customize their order
  - Create your own burger with the following options:
    - Four proteins
    - Five cheeses
    - Four buns
    - Seven Bagger Dave's sauces
    - Over 30 toppings



*Amazingly Delicious Black Bean Turkey Chili ®*



*The Blues Burger ®*



*Ono Chicken Sandwich*

January 2014

NASDAQ: BAGR

# New Marketing Program


Prime time.
Prime Rib Recipe Burger
BAGGER DAVE'S
BURGER TAVERN
BaggerDaves.com


Fresh
Cut
Fries
BAGGER DAVE'S
BURGER TAVERN


The super model
of burgers.
Prime Rib Recipe
BAGGER DAVE'S
BURGER TAVERN
BaggerDaves.com


Burger
BAGGER DAVE'S
BURGER TAVERN
BaggerDaves.com

# Bagger Dave's Interior Design





- New innovated interior design debuted in Carmel, IN and Woodhaven, MI locations opened earlier this year.
- Hipper look and feel provided with updated flooring, furniture and fixtures.
- New bar design emphasizes liquor, wine and draft beer offerings.



NASDAQ: BAGR

# Bagger Dave's Exterior Design

**Current Exterior Design**



*Avon, IN*

**Transition Design**



*Carmel, IN*

**New Exterior Design**



*Front View*


BAGGER DAVE'S

*Rear View*

NASDAQ: BAGR

# Bagger Dave's Menu Evolution

BAGGER DAVE'S BURGER TAVERN

DIFFERENT KINDS OF BURGERS. DIFFERENT KINDS OF BEER.

## GLUTEN-FREE MENU



We might wave to you,
CERTAINLY DON'T
MICROWAVE.
WE'RE COOL
NO WALK-IN
FREEZERS.
100% USDA
BEEF
PRIME RIB
RECIPE!
TURKEY
BURGERS ARE
FARM
RAISED
(the turkeys, not the burgers).
THEY'RE LEAN,
SO YOU WILL BE, TOO.
FRESH-CUT FRIES
SWEET POTATO
CHIPS
LOCAL CRAFT
BEERS,
OUR OWN
SODAS.

- **Fresh, diverse menu offerings continue to generate customer and media excitement**
  - Featured on several local news broadcasts
- **Menu offerings generating buzz:**
  - 8oz Prime Rib Recipe Burger
  - Farm-Raised Grilled Chicken Breast
  - Turkey Burger
  - Custom made sauces
  - Chopped salads
  - Fresh-made Mac & Cheese
  - Fresh hand-cut Fries
  - Hand-cut Sweet Potato Chips
  - Local craft beers
  - Own-brand soda with specialty flavors







# Bagger Dave's Craft Soda


BLACK CHERRY CREAM
LEMONADE
ORANGE CREAM
ROOT BEER
COLA
LEMON LIME


ORANGE CREAM
ROOT BEER
BLACK CHERRY CREAM

- **Premium Craft Soda sold on draft**
  - Eight favors available
  - Includes mystery rotator flavor
- **Retail bottle sales launched in July**
  - In-store only; brings customers into restaurant
- **Ability to add proprietary flavors**
- **Unique differentiator**
- **Flexibility to add / promote new flavors**
- **Exceedingly better margins than Coca-Cola or Pepsi**
- **50-year supply agreement**

NASDAQ: BAGR

# Technology Driving Efficiencies

**Bagger Dave's invests in technology to improve guest experience and productivity – driving sales and increasing margins.**

## Tableside Ordering

- Allows servers to spend more time with guests
- Increases order accuracy
- Improves ticket times



## Online Ordering

- Online ordering allows guests to order from their computer or mobile device – anytime, anywhere
- Integrated with POS

www.baggerdaves.com



## Mobile Payment

- Guests can pay using their phone
- Credit card never has to leave guest's wallet
- Fully integrated with POS


The new way to dine
and pay; it's easy!
BAGGER DAVE'S
PayPal

## Kitchen Display Units

- Integrated with POS
- Fully integrated with online ordering
- Critical to allowing customization options
- Working with NCR to further advance this technology for BD



## Table Management

- Host manages seating with iPad
- Guest receives text when table is ready



no wait

NASDAQ: BAGR

# Fresh Rewards Loyalty Program



9:41 AM
Search
Bagger Dave's Fresh Rewards
OPEN
Details
Reviews
Related

Bagger Dave's new Fresh Rewards Loyalty Program has gone mobile!

Newly-developed apps for iOS and Android platforms will enhance the success of this program.



Bagger Daves®
Fresh Rewards
LOCATIONS
MOBILE PAY
FRESH REWARDS
ORDER ONLINE
Don't have a code? Ask your server
GO
Close

www.baggerdaves.com/freshrewards

- **Mobile App**
  - Fresh Rewards
  - Mobile Pay
  - Online Ordering
  - Guest Feedback
  - Social Media
  - Music Controller
  - Wait List Communication
- **Fresh Rewards**
  - Full POS Integration
  - Visit Frequency Based
  - 3-Tiered Program
  - Surprise & Delight

NASDAQ: BAGR

# Unit Economics and Real Estate

**Disciplined Site Selection**

- Average Income $60k – $90k
- Average Population of 50k
- Day Part Drivers:
  - Primary - strong dinner and weekend traffic
  - Secondary – strong lunch (office)
- Well-anchored shopping or lifestyle entertainment centers; in close proximity to high-traffic venues
- Preference for strong end-cap position or free-standing
- Target®, Lowes® and other big-box retailers
- Area near other restaurants

| | |
|---|---|
| TARGET STORE FOOTPRINT (SQUARE FEET) | ~4,200 |
| TOTAL CASH INVESTMENT (EX REAL ESTATE) | $1.0 - $1.3 million |
| TARGET ANNUAL REVENUE PER STORE (1–3 YEARS) | $1.6 million |
| TARGET RESTAURANT-LEVEL EBITDA MARGIN | 20%+ |



*Bagger Dave's – Woodhaven, MI*



*Bagger Dave's – Cascade, MI*

NASDAQ: BAGR

# 2014 Guidance & Outlook

| Fiscal 2014 Guidance* | |
|---|---|
| Revenue | $128.0 million to $133.0 million |
| Restaurant-Level EBITDA | $22.6 million to $24.1 million |
| Adjusted EBITDA | $14.0 million to $15.0 million |
| Capital Expenditures | $33.0 million to $36.0 million |

** Guidance provided on 8/8/2014*

# Solid Progress

- **Higher leverage with marketing spend**
- **Productivity is a constant priority: Automated, table side ordering**
- **Florida acquisition provides excellent market position in strong area**
- **Bagger Dave's concept is gaining increased momentum as unit growth continues**

# Supplemental Information



# Expanding Revenue

*($ in millions)*


$128-$133*
2010-2013
34.0% CAGR
$108.9
$77.4
$60.7
$45.2
Q2 2014
YTD
$60.5
2010
2011
2012
2013
2014E

** Guidance provided on 8/8/14*

NASDAQ: BAGR

# Adjusted EBITDA and Margin

*($ in millions, % of revenue)*

### Adjusted EBITDA



2010-2013
37.5% CAGR
$5.0
$7.8
$8.5
$13.0
$14.0 - $15.0*
Q2 2014
YTD
$7.6
2010
2011
2012
2013
2014E

### Restaurant-Level EBITDA



2010-2013
34.0% CAGR
$8.4
$12.8
$15.0
$20.2
$22.6 - $24.1*
Q2 2014
YTD
$11.8
2010
2011
2012
2013
2014E

*See following slides for EBITDA reconciliation and other important disclaimers regarding EBITDA*

** Guidance provided on 8/8/14 (Percentage calculated with midpoint of EBITDA guidance divided by midpoint of 2014 revenue guidance)*

NASDAQ: BAGR

# EBITDA Reconciliation

| | For the fiscal year ended | | | | For the six months ended | |
|---|---|---|---|---|---|---|
| | 2010 | 2011 | 2012 | 2013 | 6/30/2013 | 6/30/2014 |
| **Net Income attributable to DRH** | **$167,854** | **$1,842,186** | **$180,099** | **$134,308** | **$242,037** | **$267,361** |
| + Income Tax Provision (Benefit) | (125,826) | 586,086 | (167) | (261,450) | 66,630 | (131,930) |
| + Change in Fair Value of Derivative Instruments | 367,181 | 246,818 | 43,361 | - | - | - |
| + Interest Expense | 1,322,502 | 1,137,725 | 1,282,991 | 1,718,711 | 1,054,848 | 953,035 |
| + Other Income (Expense), net | (74,456) | (366,497) | (20,081) | (151,292) | (24,543) | (18,637) |
| + Loss on Disposal of Property and Equipment | 20,965 | 31,465 | 36,833 | 98,162 | 60,741 | 320,320 |
| + Depreciation and Amortization | 2,689,584 | 3,479,360 | 4,587,310 | 7,974,481 | 3,469,033 | 4,746,331 |
| + Income Attributable to Noncontrolling Interest | (50,892) | 153,845 | 95,040 | - | - | - |
| **EBITDA** | **$4,316,912** | **7,110,988** | **$6,205,386** | **$9,512,920** | **$4,868,746** | **6,136,480** |
| + Pre-opening Expense | 654,764 | 714,330 | 1,792,168 | 3,230,122 | 1,396,524 | 1,454,136 |
| + Non-recurring Expense | - | - | 513,500 | 271,000 | - | - |
| **Adjusted EBITDA** | **4,971,676** | **7,825,318** | **8,511,054** | **13,014,042** | **6,265,270** | **7,590,616** |
| *Adjusted EBITDA Margin (%)* | *11.0%* | *12.9%* | *11.0%* | *12.0%* | *11.6%* | *12.6%* |
| + Adjusted General and Administrative | 3,463,831 | 5,023,212 | 6,472,408 | 7,139,597 | 3,499,955 | 4,212,246 |
| **Restaurant-Level EBITDA** | **8,435,507** | **12,848,530** | **14,983,462** | **20,153,639** | **9,765,225** | **11,802,862** |
| *Restaurant-Level EBITDA Margin (%)* | *18.6%* | *21.2%* | *19.3%* | *18.5%* | *18.1%* | *19.5%* |

** See next slide for footnotes and references regarding EBITDA*

NASDAQ: BAGR

# EBITDA Reconciliation

*Restaurant-Level EBITDA represents net income plus the sum of non-restaurant specific general and administrative expenses, restaurant pre-opening costs, loss on property and equipment disposals, the change in fair value of derivative instruments, depreciation and amortization, other income and expenses, interest, taxes and non-recurring acquisition related costs expenses. Adjusted EBITDA represents net income plus the sum of restaurant pre-opening costs, loss on property and equipment disposals, the change in fair value of derivative instruments, depreciation and amortization, other income and expenses, interest, taxes and non-recurring acquisition related costs expenses. We are presenting Restaurant-Level EBITDA and Adjusted EBITDA, which are not prepared in accordance with GAAP, because we believe that they provide an additional metric by which to evaluate our operations and, when considered together with our GAAP results and the reconciliation to our net income, we believe they provide a more complete understanding of our business than could be obtained absent this disclosure. We use Restaurant-Level EBITDA and Adjusted EBITDA, together with financial measures prepared in accordance with GAAP, such as revenue, income from operations, net income and cash flows from operations, to assess our historical and prospective operating performance and to enhance our understanding of our core operating performance. Restaurant-Level EBITDA and Adjusted EBITDA are presented because: (i) we believe they are useful measures for investors to assess the operating performance of our business without the effect of non-cash depreciation and amortization expenses; (ii) we believe that investors will find these measures useful in assessing our ability to service or incur indebtedness; and (iii) we use Restaurant-Level EBITDA and Adjusted EBITDA internally as benchmarks to evaluate our operating performance or compare our performance to that of our competitors.*

*Additionally, we present Restaurant-Level EBITDA because it excludes the impact of general and administrative expenses, which are not incurred at the restaurant level, and restaurant pre-opening costs, which are non-recurring at the restaurant level. The use of Restaurant-Level EBITDA thereby enables us and our investors to compare our operating performance between periods and to compare our operating performance to the performance of our competitors. The measure is also widely used within the restaurant industry to evaluate restaurant level productivity, efficiency and performance. The use of Restaurant-Level EBITDA and Adjusted EBITDA as performance measures permits a comparative assessment of our operating performance relative to our performance based on our GAAP results, while isolating the effects of some items that vary from period to period without any correlation to core operating performance or that vary widely among similar companies. Companies within our industry exhibit significant variations with respect to capital structures and cost of capital (which affect interest expense and tax rates) and differences in book depreciation of facilities and equipment (which affect relative depreciation expense), including significant differences in the depreciable lives of similar assets among various companies. Our management believes that Restaurant-Level EBITDA and Adjusted EBITDA facilitate company-to-company comparisons within our industry by eliminating some of the foregoing variations.*

*Restaurant-Level EBITDA and Adjusted EBITDA are not determined in accordance with GAAP and should not be considered in isolation or as an alternative to net income, income from operations, net cash provided by operating, investing or financing activities or other financial statement data presented as indicators of financial performance or liquidity, each as presented in accordance with GAAP. Neither Restaurant-Level EBITDA nor Adjusted EBITDA should be considered as a measure of discretionary cash available to us to invest in the growth of our business. Restaurant-Level EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies and our presentation of Restaurant-Level EBITDA and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual items. Our management recognizes that Restaurant-Level EBITDA and Adjusted EBITDA have limitations as analytical financial measures, including the following:*

- *Restaurant-Level EBITDA and Adjusted EBITDA do not reflect our current capital expenditures or future requirements for capital expenditures;*
- *Restaurant-Level EBITDA and Adjusted EBITDA do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, associated with our indebtedness;*
- *Restaurant-Level EBITDA and Adjusted EBITDA do not reflect depreciation and amortization, which are non-cash charges, although the assets being depreciated and amortized will likely have to be replaced in the future, nor do Restaurant-Level EBITDA and Adjusted EBITDA reflect any cash requirements for such replacements;*
- *Restaurant-Level EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs;*
- *Restaurant-Level EBITDA and Adjusted EBITDA do not reflect disposals or other non-recurring income and expenses;*
- *Restaurant-Level EBITDA and Adjusted EBITDA do not reflect changes in fair value of derivative instruments;*
- *Restaurant-Level EBITDA and Adjusted EBITDA do not reflect restaurant pre-opening costs; and*
- *Restaurant-Level EBITDA does not reflect general and administrative expenses.*

*Adjusted EBITDA margin and Restaurant-Level EBITDA margin is defined as the ratio of Adjusted EBITDA and Restaurant-Level EBITDA to revenue. We present Adjusted EBITDA margin and Restaurant-Level EBITDA margin because it is used by management as a performance measurement to judge the level of Adjusted EBITDA and Restaurant-Level EBITDA generated from revenue and we believe its inclusion is appropriate to provide additional information to investors.*

NASDAQ: BAGR

# Flexibility for Growth

*($ in millions)*


Cash, Cash Equivalents and Investments
$18.1
$17.3
12/29/2013
6/30/2014


Capital Expenditures
$6.5
$8.7
6/30/13
6/30/14

- Existing cash, cash from operations, and our development line of credit will be sufficient to meet operational funding, development, and obligations
- CapEx focused on New Restaurant Development, Existing Restaurant Updates and Upgrades, and Improved Technology
- Total Debt to Equity was 1.5x at the end of Q2

NASDAQ: BAGR

# Contact Information

**Company Contact:**

David G. Burke
Chief Financial Officer
248.223.9160



**Or visit us at:**

www.diversifiedrestaurantholdings.com